UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: March 20, 2017
Date of earliest event reported: March 20, 2017
Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS	66062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 764-1045

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On March 20, 2017, the Company issued a press release discussing its recent Form 10-K and S-4 filings, the inclusion of a going concern clarifying statement in its audited financial statements for the year ended December 31, 2016, and the proposed merger of a subsidiary of the Company with Provant Health Solutions LLC (“Provant”). The Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Additional Information about the Proposed Merger and Where to Find It
In connection with the previously disclosed proposed merger with Provant, the Company has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), including a proxy statement/prospectus, but the registration statement has not yet become effective. Shareholders of the Company are urged to read these materials because they contain important information about the Company, Provant, and the proposed merger. The proxy statement/prospectus and other documents filed by the Company with the SEC may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to: Hooper Holmes, Inc., 560 N. Rogers Road, Olathe, Kansas 66062, Attention: Legal Department. Shareholders of the Company are urged to read the proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and its directors and executive officers and Provant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the merger is included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which is available free of charge at the SEC web site (www.sec.gov) and from the Company at the address described above.

Item 9.01.      Financial Statements and Exhibits.
(d)     Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: March 20, 2017	By:	/s/ Steven R. Balthazor
Steven R. Balthazor, CFO